UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report November 20, 1997


                           QUALITY SEMICONDUCTOR, INC.
             (Exact name of registrant as specified in its charter)



     California                       0-23128                    77-0199189
(State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                    File Number)            Identification No.)



                                851 Martin Avenue
                              Santa Clara, CA 95050
          (Address of principal executive offices) (including Zip code)



                                 (408) 450-8000
              (Registrant's telephone number, including area code)



                             Exhibit Index on page 4


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Item 5.  Other Events

         On November 20, 1997, Quality Semiconductor, Inc., a California corporation (the "Company") announced the resignation of John P. Goldsberry, Vice President - Finance and Chief Financial Officer. Further details regarding this announcement are contained in the Company's press release dated November 20, 1997 attached as an exhibit hereto and incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

        (c) Exhibits

Exhibit 99   Quality Semiconductor, Inc. Press Release dated  November 20, 1997.


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                                   SIGNATURES

Pursuant the requirements of Section 12 of the Securities Exchange Act of 1934, as amended has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                            QUALITY SEMICONDUCTOR, INC.



Date: November 20, 1997                     By:    /s/ R. Paul Gupta
                                                  --------------------
                                                       R. Paul Gupta
                                                       President and
                                                       Chief Executive Officer





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                           QUALITY SEMICONDUCTOR, INC.

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX



Exhibit No.                                          Exhibit

   99         Quality Semiconductor, Inc. Press Release dated November 20, 1997

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EXHIBIT 99

                                     For more information contact:

                                     R. Paul Gupta
                                     President and Chief Executive Officer
                                     Quality Semiconductor, Inc.
                                     (408)450-8000

                                     Morgen-Walke Associates, Inc.
                                     Doug Sherk, Suzanne Craig, Chris Del Carlo
                                     (415) 296-7383
                                     Vince Daniels, Josh Passman
                                     (212) 850-5698

FOR IMMEDIATE RELEASE

                QUALITY SEMICONDUCTOR ANNOUNCES MANAGEMENT CHANGE

     SANTA CLARA, CA - (November 20, 1997) - Quality Semiconductor, Inc. (Nasdaq:QUAL) today announced that John P. Goldsberry, Vice President - Finance and Chief Financial Officer, has resigned from the Company, effective November 19, 1997, to pursue other interests. Mr. Rick Bottomley, Controller, will assume Mr. Goldsberry's duties on an interim basis while the company evaluates candidates for the position.

     R. Paul Gupta, the Company's President and Chief Executive Officer, commented, "John has been a valuable member of the management team of Quality Semiconductor. We are sorry to have him leave and we wish him every success in his new pursuits." John Goldsberry commented, "I have enjoyed my role at Quality Semiconductor and I wish the Company well."

     Mr. Bottomley, who will be assuming the interim role of Chief Financial Officer, has been the Controller of Quality Semiconductor since August 1996. Prior to taking the Controller position at Quality Semiconductor, Bottomley had served in a similar position with Actel Corporation, and prior to that was with Ernst & Young for seven years.

     Quality Semiconductor, Inc. designs, develops and markets high-performance logic as well as networking and logic-intensive specialty memory semiconductor products. The Company targets systems manufacturers principally in the networking, computer and communications markets. The company's products include the 3.3-volt and 5-volt FCT and LCX families of high-speed, low noise interface logic devices, the QuickSwitch family of high speed, low resistance bus switches, a family of low-skew clock management products, a family of analog switch devices and new JTAG products designed to allow board-level testing of complex products. Quality Semiconductors networking products include two Fast Ethernet CMOS transceivers that provide high integration solutions for the adapter, repeater, switch and card bus markets.

                                       ###


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